Ivy Funds

Supplement dated October 1, 2020 to the

Ivy Funds Statement of Additional Information

dated January 31, 2020

as supplemented April 10, 2020, June 19, 2020 and August 24, 2020

Effective October 1, 2020, the Statement of Additional Information is revised as follows:

∎

The last paragraph and accompanying schedule at the bottom of page 102 in the section “Investment Advisory and Other Services — Sales Charges for Class A and Class E (when offered) Shares” are deleted and replaced with the following:

IDI may pay broker-dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:

1.00% - Sales of $500,000 ($250,000 for Class E shares) to $3,999,999.99

0.50% - Sales of $4.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

Supplement	Statement of Additional Information	1